Exhibit 10.2

Amendment No. 2 to the

Reseller Agreement

This Amendment No. 2 to the Reseller Agreement (the “Amendment”), as amended, is effective as of October 1, 2010 (the “Amendment Effective Date”), and is entered into by and between Ditech Networks, Inc., having an office at 825 E. Middlefield Road, Mountain View, California 94043 (“Ditech”) and Simulscribe LLC, with offices at 885 Second Avenue, New York, NY 10017 (“Simulscribe”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”

RECITALS

(a)                                 Ditech and Simulscribe entered into a Reseller Agreement dated September 10, 2009, as amended by Amendment No. 1 dated February 1, 2010 (the “Agreement”).

(b)                                 Ditech and Simulscribe desire to amend the Agreement as hereinafter set forth.

Now, therefore, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

AGREEMENT

James Siminoff and Ditech have mutually agreed to end James Siminoff’s employment with Ditech as of October 1, 2010.  James Siminoff has agreed to continue his relationship with Ditech as a consultant.  This relationship change shall not trigger the Acceleration clause (Section 3.2e) of the Agreement, thus James Siminoff’s name shall be removed from the Acceleration clause as follows.

SECTION 2.                            ACCELERATION CHANGE.

Section 3.2e (iii) (“Acceleration”) of the Agreement is hereby amended to reflect James Siminoff status change and thus replaced in its entirety with the following in lieu thereof:

(iii) Mark Dillon is terminated without “Cause”, as such term is defined on Schedule E attached hereto, as an employee of Ditech,

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed by their duly authorized representatives on the date set forth below.

Ditech Networks, Inc.		Simulscribe LLC

By:	/s/ Todd Simpson	By:	/s/ William B. Wachtel

Name:	Todd Simpson	Name:	William B. Wachtel

Title:	President & CEO	Title:	Manager

Date:		Date:	11/2/10